                                 $150,000,000

                         Delta Financial Corporation

                         _____% Senior Notes due 2004

                            UNDERWRITING AGREEMENT


                                                               __________, 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
LEHMAN BROTHERS
SMITH BARNEY INC.

    c/o Donaldson, Lufkin & Jenrette
       Securities Corporation
       277 Park Avenue
       New York, New York 10172

Ladies and Gentlemen:

                  Delta Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $150,000,000 principal amount of its _____% Senior Notes due 2004 (the "Notes") to the several underwriters named in
Schedule I hereto (the "Underwriters"). The Notes are to be fully and unconditionally guaranteed (the "Guarantees," and together with the Notes, the "Securities"), on a joint and several basis, by each subsidiary of the Company set forth on Schedule II hereto (the "Guarantors," and together with the Company, the "Registrants.") The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of __________ __, 1997 (the "Indenture") among the Registrants and ______________, as Trustee (the "Trustee").

                  SECTION 1. Registration Statement and Prospectus. The Registrants have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (Registration No. 333- ___________), including a prospectus, relating to the Securities. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus". If the Registrants have filed or are required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional ____% Senior Notes due 2004 (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b)

Registration Statement.

                  SECTION 2. Agreements to Sell and Purchase.

                  (a) On the basis of the representations and warranties contain d in this Agreement, and subject to its terms and conditions, the Registrants agree to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Registrants the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto at a price equal to ____% of the principal amount thereof (the "Purchase Price").

                  (b) The Registrants confirm their engagement of Smith Barney Inc. ("SBI"), one of the underwriters listed in Schedule I hereto, as, and SBI hereby confirms its agreement with the Registrants to render services as, a "qualified independent underwriter," within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Securities. SBI, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU." As compensation for the services of the QIU hereunder, the Registrants agree to pay SBI $5,000 on the Closing Date. The Registrants agree that the yield at which the Securities are sold to the public will be no lower than the yield recommended by SBI acting as QIU.

                  SECTION 3. Terms of Public Offering. The Company is advised by you that the Underwrit rs propose (i) to make a public offering of their respective portions of the Securities as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

                  SECTION 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Securities shall be made at 9:00 A.M., New York City time, on __________ , 1997 (the "Closing Date") at such place as you shall designate. The Closing Date and the location of delivery of and payment for the Securities may be varied by agreement between you and the Registrants.

                  Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date. Certificates in definitive form evidencing the Securities will be delivered to you on the Closing Date with any transfer taxes thereon duly paid by the Registrants, for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

                  SECTION 5. Agreements of the Registrants. The Registrants, jointly and severally, agree with you:


                  (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Registrants is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Registrants will use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                  (c) To prepare the Prospectus in a form approved by you and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

                  (d) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                  (e) If during the period specified in Section 5(d), any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                  (f) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                  (g) To mail and make generally available to its security holders as soon as practicable an earnings statement that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                  (h) So long as the Securities are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (i) So long as the Securities are outstanding, to furnish to you as soon as available a reasonable number of copies of all reports or other communications furnished to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of any Registrant is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                  (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Registrants' obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Registrants' counsel and the Registrants' accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing prior to or during the period specified in Section 5(d), including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing all agreements or documents in connection with the offering, purchase, sale or delivery of the Securities (other than this Agreement, the Indenture and the Securities), (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and reasonable disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the NASD, (vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any transfer agent, registrar and/or depositary (including the Depository Trust Company), (viii) any fees charged by rating agencies for the rating of the Securities and (ix) and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                  (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Registrants or any warrants, rights or options to purchase or otherwise acquire debt securities of the Registrants substantially similar to the Securities (other than the Securities), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation.

                  (l) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Registrants prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.


                  (m) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Securities, to file a Rule 462(b) Registration Statement with the Commission registering the Securities not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  SECTION 6. Representations and Warranties of the Registrants. The Registrants, jointly and severally, represent and warrant to each Underwriter that:

                  (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become eff ctive no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the Registrants' knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

                  (b)(i) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act,
(iii) if the Registrants are required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective
(A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act, (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, and (v) each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (c) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. The Company has no subsidiaries other than the Guarantors.

                  (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                  (e) All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each a "Lien"). Except as otherwise set forth in the Registration Statement or the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person, other than the Company, to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary of the Company.

                  (f) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, executed and delivered by the Registrants and is a valid and binding agreement of each of the Registrants, enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (g) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (h) The Securities and the Indenture conform as to legal matters to the description thereof contained in the Prospectus.

                  (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

                  (j) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Registrants, compliance by the Registrants with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property.

                  (k) There are no legal or governmental proceedings pending or, to the Registrants' knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                  (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, or any federal or state usury or consumer credit laws, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                  (m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                  (n) This Agreement has been duly authorized, executed and delivered by each of the Registrants.

                  (o) KPMG Peat Marwick LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

                  (p) The consolidated financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (q) None of the Registrants is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, none of the

Registrants will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (r) There are no contracts, agreements or understandings between any Registrants and any person granting such person the right to require the Registrants to file a registration statement under the Act with respect to any securities of the Registrants or to require the Registrants to include such securities with the Securities registered pursuant to the Registration Statement.

                  (s) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement),
(i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (t) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (u) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                  (v) The Company and each of its subsidiaries maintain insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is customarily carried by responsible companies engaged in similar businesses.

                  (w) The Guarantees have been duly authorized by each of the Guarantors and, when executed and authenticated in accordance with the provisions of the Indenture, will conform in all material respects to the description thereof in the Prospectus, will be valid and binding obligations of each of the Guarantors, will be entitled to the benefits of the Indenture and enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  SECTION 7. Indemnification. (a) Each Registrant, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Registrants, their respective directors, officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to such Underwriter but only to the extent that an untrue statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Registrants by such Underwriter for use in the Registration Statement.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing, which authorization shall not be unreasonably withheld, by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than ten business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Registrants and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Registrants and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Registrants and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrants or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Registrants and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

                  (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  SECTION 8. Indemnification of Qualified Independent
Underwriter.

                  (a) Each of the Registrants, jointly and severally, agrees to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or judgments (including without limiting the foregoing the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, judgments or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the omission or alleged untrue statement or omission based upon information relating to the QIU furnished in writing to the Registrants by the QIU expressly for use therein; or (ii) the QIU having acted, failed to act or alleged to have failed to act in its capacity as the "qualified independent underwriter" with respect to the offer and sale of the Notes; provided, however, that to the extent that any such loss, claim, damage, liability or judgment referred to in the foregoing clause (ii) is found in a final judgment by a court of competent jurisdiction, not subject to further appeal, to have resulted from the willful misconduct or gross negligence of the QIU, the Registrants will not be liable to that extent; provided, however, that the foregoing indemnity with respect to any untrue statements contained in or omission from a preliminary prospectus shall not inure to the benefit of the QIU (or any person controlling such QIU) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are subject thereof if such person was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Registrants may otherwise have to the persons referred to above in Section 7 and this Section 8(a).

                  (b) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against the QIU or any person controlling the QIU (for purposes of this Section 8(b), the QIU and/or such controlling person, as appropriate, shall hereinafter be referred to as the "Indemnified"), based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Registrants shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the QIU furnished to the Registrants in writing by the QIU expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) the QIU having acted, failed to act or alleged to have failed to act in its capacity as the "qualified independent underwriter" with respect to the offer and sale of the Securities, and with respect to which indemnity may be sought against the Registrants (each of the Registrants, as appropriate, for purposes of this Section 8(b), are hereinafter referred to as the "Indemnifier"), the QIU shall promptly notify the Registrants in writing and the Registrants shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified to represent the Indemnified and any others the Indemnifier may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, the Indemnified shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified unless (i) the Indemnifier and the Indemnified shall have mutually agreed to the retention of such counsel, (ii) the Indemnifier shall have failed to assume the defense and employ counsel or (iii) the named parties to any such proceeding (including any impleaded parties) include both an Indemnifier and the Indemnified and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests among them. It is understood that the Indemnifier shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
(a) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for the QIU and all persons, if any, who control the QIU within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for the Registrants, their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls the Registrants within the meaning of either such Section and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the QIU and such control persons of the QIU, such firm shall be designated in writing by the QIU. In the case of any such separate firm for the Registrants, and such directors, officers and control persons of the Registrants, such firm shall be designated in writing by the Company. The Indemnifier shall not be liable for any settlement of any proceeding effected without its written consent; but if settled with such consent of if there be a final judgment for the plaintiff, the Indemnifier agrees to indemnify the Indemnified from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the Indemnifier and the Indemnified shall have requested the Indemnifier to reimburse the Indemnified for such fees and expenses of counsel as incurred, the Indemnifier agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by the Indemnifier of the aforesaid request and (ii) such Indemnifier shall have failed to reimburse the Indemnified in accordance with such request for reimbursement prior to the date of such settlement. No Indemnifier shall, without the prior written consent of the Indemnified, effect any settlement of any pending or threatened proceeding in respect of which the Indemnified is or could have been a party and indemnity could have been sought hereunder by the Indemnified, unless such settlement includes an unconditional release of the Indemnified from all liability on claims that are the subject matter of such proceeding.

                  (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, judgments and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the QIU on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrants on the one hand and the QIU on the other hand in connection with the statements or omissions or actions or failure to act which resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and the QIU on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Registrants, as set forth in the cover page of the Prospectus, bear to the fee received by the QIU for acting as the "qualified independent underwriter" as set forth in Section 2(b) hereof. The relative fault of the Registrants on the one hand and the QIU on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Registrants on the one hand or the QIU on the other hand and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and whether the QIU's recommendation, advice or services as QIU pursuant to Section 2(b) hereof involved any willful misconduct or gross negligence on the part of the QIU.

                  (d) The Registrants and the QIU agree that it would not be just and equitable if contribution pursuant to Section 8(a) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the QIU shall not be required to contribute any amount in excess of the amount by which its fee received for acting as "qualified independent underwriter" as set forth in Section 2(b) hereof exceeds the amount of any damages which the QIU has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or by reason of alleged willful misconduct or gross negligence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  SECTION 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Registrants contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) If the Registrants are required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                  (c) On or after the date hereof there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating of any of the

Registrants' outstanding indebtedness (including, without limitation, the placing of any securities on negative or developing watch or negative or developing outlook) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

                  (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

                  (e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement),
(i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(e)(i), 9(e)(ii) or 9(e)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  (f) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Hugh Miller and Richard Blass, in their capacities as the President and Chief Executive Officer and Chief Financial Officer of the Company, respectively, confirming the matters set forth in Sections 9(a), 9(b), 9(d) and 9(e).

                  (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Company, to the effect that:

                         (i) each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                        (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

                       (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                        (iv) all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, to the best of such counsel's knowledge after due inquiry, are owned by the Company, free and clear of any security interest, claim, lien or encumbrance;

                         (v) the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (_) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (_) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                        (vi) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Registrants and is a valid and binding agreement of each of the Registrants, enforceable in accordance with its terms except as (_) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (_) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                       (vii) the Registrants have full corporate power and authority to enter into this Agreement and consummate the transactions provided for herein and this Agreement has been duly authorized, executed and delivered by the Registrants and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Registrants, enforceable against the Registrants in accordance with its terms, except as (_) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                      (viii) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge after due inquiry, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

                        (ix) the statements under the captions
         "Business-Regulation", "Business-Environmental Matters", "Business-Legal Proceedings" and "Description of the Notes" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, provided that the opinions as to "Business-Regulation" may be provided by The Law Offices of William J. Horan;

                         (x) neither the Company nor any of its subsidiaries is in material violation of its respective charter or by-laws;

                        (xi) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Registrants, compliance by the Registrants with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease, or, to the best of such counsel's knowledge after due inquiry, other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property;

                       (xii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                      (xiii) to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of the Employee Retirement

         Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

                       (xiv) none of the Registrants is and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, none of the Registrants will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                        (xv) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Registrants and any person granting such person the right to require the Registrants to file a registration statement under the Act with respect to any securities of the Registrants or to require the Registrants to include such securities with the Securities registered pursuant to the Registration Statement;

                  (xvi) each of the Guarantors has duly authorized the Guarantees, which, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with the terms of the Guarantees except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding at law or in equity);

                  (xvii) to the best of such counsel's knowledge after due inquiry, there are no actions, suits or proceedings pending or threatened against the Company or any subsidiary or any of their respective properties at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                  (xviii) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form with the Act; (_) and

                  (xix) to the best of such counsel's knowledge after due

         inquiry, neither the Company nor any subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of or default under), any indenture, mortgage (under which the Company or any subsidiary is mortgagor), trust (under which the Company or any subsidiary is trustor), lease, bank loan, credit agreement or any other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or their respective properties are bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any subsidiary, which breach or default would have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Company and any subsidiary, taken as a whole.

         The opinion of Stroock & Stroock & Lavan LLP described in Section 9(g) above shall be rendered to you at the request of the Company and shall so state therein.

                  (h) In addition, in the opinion of Stroock, Stroock and Lavan LLP described in Section 9(g) above, Stroock, Stroock and Lavan LLP shall state that such counsel has no reason to believe that at the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture
Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, as to the matters referred to in Sections 9(g)(v), 9(g)(vi), 9(g)(vii), 9(g)(ix) (but only with respect to the statements under the caption "Description of Notes" and "Underwriting") and 9(h).

                  In giving such opinions with respect to the matters covered by
Section 9(h), Stroock & Stroock & Lavan LLP and Latham & Watkins may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.


                  (j) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (k) The Registrants shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Registrants at or prior to the Closing Date.

                  SECTION 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Registrants on any exchange or in the over-the-counter market,
(iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the principal amount of Securities set forth opposite its name in Schedule I bears to the aggregate principal amount of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Registrants for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Registrants. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.


                 SECTION 11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Hugh Miller, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, New York 11797-9003 and (ii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Registrants and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Registrants, the officers or directors of the Registrants or any person controlling the Registrants, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Securities are not delivered by or on behalf of the Registrants as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Registrants agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Registrants, the

Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Registrants' directors and the Registrants' officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement between the Registrants and the several Underwriters.

                                            Very truly yours,

                                            DELTA FINANCIAL CORPORATION

                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:

                                            DELTA FUNDING CORPORATION

                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                            FIDELITY MORTGAGE, INC.

                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                            FIDELITY MORTGAGE (FLORIDA), INC.

                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:


                                            DF SPECIAL HOLDINGS CORP.

                                            By:
                                                -------------------------------
                                                 Name:
                                                 Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

LEHMAN BROTHERS

SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto



By   DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION

   By
      ------------------------------------

                                   SCHEDULE I


                                                   Principal Amount of
                                                       Securities
Underwriters                                          to be Purchased
------------                                       -------------------

Donaldson, Lufkin & Jenrette Securities
    Corporation

Lehman Brothers Inc.

Smith Barney Inc.

                                           Total     $ 150,000,000.00

                                   SCHEDULE II

Delta Funding Corporation

Fidelity Mortgage, Inc.

Fidelity Mortgage (Florida), Inc.

DF Special Holdings